Exhibit 99.1

Saga Communications, Inc. Reports 2nd Quarter 2015 Results

Net Revenue Increased 1.6%

GROSSE POINTE FARMS, Mich., Aug. 4, 2015 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT: SGA) today reported net revenue increased 1.6% to $34.4 million for the quarter ended June 30, 2015. Free cash flow decreased $281 thousand to $5.7 million. Station operating expense increased $812 thousand to $24.3 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income was $7.5 million. Net income for the period was $4.5 million ($0.77 per fully diluted share).

Net revenue increased 0.3% to $63.4 million for the year ended June 30, 2015. Free cash flow decreased $105 thousand to $9.2 million. Station operating expense increased $630 thousand to $47.1 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income was $11.3 million. Net income for the six month period was $6.6 million ($1.13 per fully diluted share).

Capital expenditures were $1.3 million in the 2nd quarter compared to $1.5 million for the same period last year. The Company currently expects to spend approximately $5.0 million to $5.5 million for capital expenditures during 2015.

Subsequent to the end of the 2nd quarter the Company closed on it purchase of 3 FM and 2 AM radio stations serving the Harrisonburg, VA radio market. The purchase price was $9.6 million. The company anticipates closing on 1 additional FM serving the market at the end of August, 2015 resulting in the Company owning 4 FM's and 2 AM's in the market.

Saga's 2015 2nd Quarter conference call will be on Tuesday, August 4, 2015 at 11:00 a.m. EDT. The dial-in number for the call is (612) 234-9959. A transcript of the call will be posted to the Company's website.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EDT on August 4, 2015 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual" and "same station" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 65 FM and 32 AM radio stations, 1 state radio network, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Operating Results
Net operating revenue	$ 34,358	$ 33,831	$ 63,419	$ 63,254
Station operating expense	24,311	23,499	47,076	46,446
Corporate general and administrative	2,583	2,120	5,065	4,273
Other operating expense, net	14	-	14	-
Operating income	$ 7,450	$ 8,212	$ 11,264	$ 12,535
Interest expense	244	272	485	544
Other income, net	(409)	(30)	(417)	(45)
Income tax expense	3,141	3,193	4,591	4,820
Net income	$ 4,474	$ 4,777	$ 6,605	$ 7,216

Earnings Per Share
Basic	$ 0.77	$ 0.83	$ 1.14	$ 1.26
Diluted	$ 0.77	$ 0.82	$ 1.13	$ 1.24

Weighted average common shares	5,712	5,699	5,711	5,695
Weighted average common and common
equivalent shares	5,757	5,754	5,759	5,755

Free Cash Flow
Net income	$ 4,474	$ 4,777	$ 6,605	$ 7,216
Plus: Depreciation and amortization:
Station	1,529	1,582	3,050	3,157
Corporate	77	58	145	128
Deferred tax provision	906	810	1,266	1,420
Non-cash compensation	365	191	827	379
Other operating expense, net	14	-	14	-
Other income, net	(409)	(30)	(417)	(45)
Less: Capital expenditures	(1,304)	(1,455)	(2,254)	(2,914)
Free cash flow	$ 5,652	$ 5,933	$ 9,236	$ 9,341

Balance Sheet Data
Working capital			$ 38,173	$ 33,182
Net fixed assets			$ 53,900	$ 56,304
Net intangible assets and other assets			$ 93,620	$ 95,214
Total assets			$ 200,299	$ 201,988
Long-term debt (including current
portion of $0 and $5,000, respectively)			$ 36,078	$ 46,078
Stockholders' equity			$ 120,476	$ 117,783

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 34,358	$ 33,831	$ 34,358	$ 33,355
Station operating expense	24,311	23,499	24,264	22,907
Corporate general and administrative	2,583	2,120	2,583	2,120
Other operating expense, net	14	-	14	-
Operating income	$ 7,450	$ 8,212	$ 7,497	$ 8,328
Interest expense	244	272
Other income, net	(409)	(30)
Income tax expense	3,141	3,193
Net income	$ 4,474	$ 4,777
Earnings per share:
Basic	$ 0.77	$ 0.83
Diluted	$ 0.77	$ 0.82

	Actual		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 29,017	$ 28,851	$ 29,017	$ 28,375
Station operating expense	20,819	20,200	20,772	19,608
Other operating expense, net	14	-	14	-
Operating income	$ 8,184	$ 8,651	$ 8,231	$ 8,767

	Actual		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 5,341	$ 4,980	$ 5,341	$ 4,980
Station operating expense	3,492	3,299	3,492	3,299
Other operating expense, net	-	-	-	-
Operating income	$ 1,849	$ 1,681	$ 1,849	$ 1,681

	Actual		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 1,207	$ 1,236	$ 1,207	$ 1,225
Television Segment	322	346	322	346
Corporate and Other	77	58	77	58
	$ 1,606	$ 1,640	$ 1,606	$ 1,629

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 63,419	$ 63,254	$ 63,419	$ 62,223
Station operating expense	47,076	46,446	47,029	45,228
Corporate general and administrative	5,065	4,273	5,065	4,273
Other operating expense, net	14	-	14	-
Operating income	$ 11,264	$ 12,535	$ 11,311	$ 12,722
Interest expense	485	544
Other income, net	(417)	(45)
Income tax expense	4,591	4,820
Net income	$ 6,605	$ 7,216
Earnings per share:
Basic	$ 1.14	$ 1.26
Diluted	$ 1.13	$ 1.24

	Actual		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 53,293	$ 53,776	$ 53,293	$ 52,745
Station operating expense	40,241	39,939	40,194	38,721
Other operating expense, net	14	-	14	-
Operating income	$ 13,038	$ 13,837	$ 13,085	$ 14,024

	Actual		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 10,126	$ 9,478	$ 10,126	$ 9,478
Station operating expense	6,835	6,507	6,835	6,507
Other operating expense, net	-	-	-	-
Operating income	$ 3,291	$ 2,971	$ 3,291	$ 2,971

	Actual		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 2,381	$ 2,466	$ 2,381	$ 2,423
Television Segment	669	691	669	691
Corporate and Other	145	128	145	128
	$ 3,195	$ 3,285	$ 3,195	$ 3,242

Saga Communications, Inc.
Selected Supplemental Financial Data
June 30, 2015
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:	Trailing
	12 Mos Ended	6 Mos Ended	6 Mos Ended	12 Mos Ended
	December 31,	June 30,	June 30,	June 30,
	2014	2014	2015	2015
Trailing 12 Month Consolidated Earnings Before Interest
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$14,904	$7,216	$6,605	$14,293
Exclusions:
Gain (loss) on sale of assets	1,281	45	(14)	1,222
Gain on insurance claim	-	-	417	417
Impairment of intangible assets	(1,936)	-	-	(1,936)
Other	213	168	102	147
Total exclusions	(442)	213	505	(150)

Consolidated adjusted net income (1)	15,346	7,003	6,100	14,443
Plus: Interest expense	1,064	544	485	1,005
Income tax expense	10,050	4,820	4,591	9,821
Depreciation & amortization expense	6,702	3,285	3,195	6,612
Amortization of television syndicated programming contracts	637	308	321	650
Non-cash stock based compensation expense	826	379	827	1,274
Less: Cash television programming payments	(627)	(309)	(319)	(637)

Trailing twelve month consolidated EBITDA (1)	$33,998	$16,030	$15,200	$33,168

Total long-term debt, including current maturities				$36,078
Divided by trailing twelve month consolidated EBITDA (1)				33,168
Leverage ratio				1.1

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of As-Reported (historical) information to Same Station Operating Income (Loss)

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 34,358	$ -	$ 34,358	$ 33,831	$ (476)	$ 33,355
Station operating expense	24,311	(47)	24,264	23,499	(592)	22,907
Corporate general and administrative	2,583	-	2,583	2,120	-	2,120
Other operating expense, net	14	-	14	-	-	-
Operating income	$ 7,450	$ 47	$ 7,497	$ 8,212	$ 116	$ 8,328

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 29,017	$ -	$ 29,017	$ 28,851	$ (476)	$ 28,375
Station operating expense	20,819	(47)	20,772	20,200	(592)	19,608
Other operating expense, net	14	-	14	-	-	-
Operating income	$ 8,184	$ 47	$ 8,231	$ 8,651	$ 116	$ 8,767

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 5,341	$ -	$ 5,341	$ 4,980	$ -	$ 4,980
Station operating expense	3,492	-	3,492	3,299	-	3,299
Other operating expense, net	-	-	-	-	-	-
Operating income	$ 1,849	$ -	$ 1,849	$ 1,681	$ -	$ 1,681

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of As-Reported (historical) information to Same Station Operating Income (Loss)

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 63,419	$ -	$ 63,419	$ 63,254	$ (1,031)	$ 62,223
Station operating expense	47,076	(47)	47,029	46,446	(1,218)	45,228
Corporate general and administrative	5,065	-	5,065	4,273	-	4,273
Other operating expense, net	14	-	14	-	-	-
Operating income	$ 11,264	$ 47	$ 11,311	$ 12,535	$ 187	$ 12,722

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 53,293	$ -	$ 53,293	$ 53,776	$ (1,031)	$ 52,745
Station operating expense	40,241	(47)	40,194	39,939	(1,218)	38,721
Other operating expense, net	14	-	14	-	-	-
Operating income	$ 13,038	$ 47	$ 13,085	$ 13,837	$ 187	$ 14,024

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 10,126	$ -	$ 10,126	$ 9,478	$ -	$ 9,478
Station operating expense	6,835	-	6,835	6,507	-	6,507
Other operating expense, net	-	-	-	-	-	-
Operating income	$ 3,291	$ -	$ 3,291	$ 2,971	$ -	$ 2,971

CONTACT: Samuel D. Bush, 313/886-7070